UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

Builders FirstSource, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569
(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2012, Ramsey A. Frank, a member of the Board of Directors (the “Board”) of Builders FirstSource, Inc. (the “Company”) notified the Chairman of the Board that, in connection with his resignation as a Managing Director of JLL Partners, Inc., he was resigning from the Board, including his position as a member of the Board’s Compensation Committee, effective immediately.

The Board appointed Daniel Agroskin to serve as a director to fill the vacancy on February 28, 2012. At that time, the Board also appointed Brett Milgrim, who has served on the Board since 1999, to fill the vacancy on the Compensation Committee.

Mr. Agroskin is a Managing Director of JLL Partners, Inc. (“JLL”), which he joined in August 2005. Prior to joining JLL, Mr. Agroskin worked at JP Morgan Partners, a private equity investment firm, and in Merrill Lynch’s Mergers and Acquisitions Group. Mr. Agroskin is also a director on the boards of PGT, Inc. and Patheon, Inc. He was previously a director on the board of PharmaNet Development Group, Inc. until July 2011. Mr. Agroskin holds a Bachelor of Arts degree from Stanford University and a Master of Business Administration degree from the Wharton School of the University of Pennsylvania.

Information with respect to the Stockholders’ Agreement (the “Stockholders’ Agreement”) entered into between JLL Building Holdings, LLC, which is an affiliate of JLL, and Warburg Pincus Private Equity IX, L.P. on June 22, 2010 has previously been reported in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2011, File Number 0-51357 (the “2011 Proxy Statement”), under the caption “Ownership of Securities – Stockholders’ Agreement Between JLL Building Holdings, LLC and Warburg Pincus Private Equity IX, L.P.” The Stockholders’ Agreement includes provisions relating to the election of the Corporation’s directors. Information with respect to related person transactions involving the Company and JLL and its affiliates has previously been reported in the 2011 Proxy Statement, under the caption “Certain Relationships and Related Party Transactions.”

On February 24, 2012, Brad Leist, the Company’s Vice President, Controller, and principal accounting officer, resigned to pursue other opportunities. Until the Company fills that position, Chad Crow, the Company’s Senior Vice President and Chief Financial Officer, will serve as the acting principal accounting officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Donald F. McAleenan
Donald F. McAleenan
Senior Vice President, General Counsel, and Secretary

Dated: February 29, 2012